PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 23, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under to §240.14a-12

Angel Oak Financial Strategies Income Term Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 23, 2026

[ ], 2026

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

980 Hammond Drive, Suite 200
Atlanta, Georgia 30328

(404) 953-4900

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2026

Dear Shareholder:

At the Annual Meeting of Shareholders (including any postponements, adjournments or continuations thereof, the “Meeting”), you will be asked to consider several important matters relating to Angel Oak Financial Strategies Income Term Trust (the “Fund”).

You will be asked to re-elect two individuals – Keith M. Schappert and Andrea N. Mullins – as Class II Trustees of the Board of Trustees (the “Board”) of the Fund. In the case of holders of the Fund’s Series A Mandatorily Redeemable Preferred Shares (“MRPS”), you will also be asked to elect Ira P. Cohen as a Class III Trustee of the Fund. Both Mr. Schappert and Ms. Mullins have served on the Board since the Fund commenced operations and have substantial experience managing and overseeing registered investment companies like the Fund. Mr. Cohen is the Fund’s Chairman and has also served on the Board since the Fund commenced operations and has substantial experience managing and overseeing registered investment companies like the Fund.

You will also be asked to approve an amendment to the Fund’s Declaration of Trust to lower the threshold for shareholders and Trustees to remove a Trustee for “Cause” from 75% to 66.67%, to approve adjournments of the Meeting if needed for the purpose of soliciting additional proxies if there are not sufficient votes to approve the proposals or to establish quorum, to ratify the selection of Cohen & Company, Ltd. (“Cohen & Co.”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027, and to transact such other business as may properly come before the Meeting.

The Meeting of the Fund has been scheduled for September 25, 2026, to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on July 10, 2026, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

The Board of the Fund recommends that you vote “FOR” Keith M. Schappert and Andrea N. Mullins as the Class II Trustees of the Board, “FOR” Ira P. Cohen as a Class III Trustee (in the case of MRPS holders), “FOR” the amendment to the Declaration of Trust, “FOR” approval of adjournments, and “FOR” the ratification of the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027.

The enclosed materials explain each of the proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed WHITE proxy card in the postage-paid envelope; or

•	In person at the Meeting.

To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed proxy statement and vote by mail, on the Internet, by phone or in person.

If you do not vote using one of these methods, you may be contacted by EQ Fund Solutions, LLC, the Fund’s proxy solicitor, to vote your shares over the phone. Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on September 24, 2026. A WHITE proxy card accompanies the proxy statement. If you have any questions before you vote, please call EQ Fund Solutions, LLC toll-free at (866)-521-4198.

We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

Ward Bortz
President, Angel Oak Financial Strategies Income Term Trust

 2

QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — a booklet that includes the Proxy Statement and your WHITE proxy card — because you have the right to vote on important matters concerning Angel Oak Financial Strategies Income Term Trust (the “Fund”) at the Annual Meeting of Shareholders to be held on September 25, 2026 (including any postponements, adjournments or continuations thereof, the “Meeting”).

Proposal 1 relates to the election of two individuals as Class II Trustees of the Board of Trustees (the “Board”) of the Fund. The Board proposes the election of each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of the Fund. As a result of no Class II Trustees being elected at the 2025 annual meeting of shareholders of the Fund, pursuant to Article IV, Section 2 of the Declaration of Trust of the Fund (the “Declaration of Trust”), which provides that members of the Board (each a “Trustee”) elected shall hold office until such Trustees’ successors have been elected and shall have qualified, both Mr. Schappert and Ms. Mullins currently serve as Class II Trustees. Each has served on the Board since the Fund commenced operations. Each is considered to be a Trustee who is not an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) (an “Independent Trustee”).

Proposal 2 relates, in the case of holders of Fund’s Series A Mandatorily Redeemable Preferred Shares (“MRPS”), to the election of Ira P. Cohen as a Class III Trustee of the Fund. On May 22, 2026, the Fund entered into a securities purchase agreement, by and among the Fund and the purchaser named therein, in connection with the issuance and sale of 2,000,000 shares of the Fund’s MRPS, due April 20, 2031, liquidation preference of $25.00, in a transaction exempt from registration under the Securities Act of 1933, as amended. As a result of its ownership of MRPS, the MRPS purchaser has the right to elect two members (the “Preferred Trustees”) of the Board. The Board designates nominees to serve as Preferred Trustees to be elected by the MRPS purchaser. The Board has nominated Ira P. Cohen to serve as a Preferred Trustee – a Class III Trustee of the Fund.

Proposal 3 relates to approval of an amendment to the Fund’s Declaration of Trust to lower the threshold for shareholders and Trustees to remove a Trustee for “Cause” from 75% to 66.67%. At a November 21, 2025 meeting of the Board, the Board approved recommending to shareholders of the Fund that at the Meeting they approve a form of an amendment to Article IV, Section III of the Declaration of Trust to lower the threshold required for the shareholders of the Fund to remove a Trustee for “Cause” from 75% to 66.67% and lower the threshold required for the Trustees to remove a Trustee for “Cause” from 75% to 66.67%, making it easier for shareholders and Trustees of the Fund to remove a Trustee for “Cause.”

Proposal 4 relates to approval of adjournments of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes to approve the proposals or establish quorum. Because shareholders of the Fund may take longer than expected to submit their votes, the Fund could find that, at the date of the Meeting, a quorum is present, yet there are not sufficient votes to approve Proposal 1, Proposal 2 and/or Proposal 3. In this scenario, the Board believes that it may be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders of the Fund.

Proposal 5 relates to the selection of Cohen & Company, Ltd. (“Cohen & Co.”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. At a meeting of the Board held on March 25, 2026, the Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2027. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the year ending January 31, 2027, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

 3

Proposal 6 relates to the transacting of such other business as may properly come before the Meeting.

Q.	Why am I being asked to vote on Proposal 1?

A.	You are being asked to vote for the election of two Trustees because the Board is divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The term of office of the Class II Trustees expired on the date of the 2025 annual meeting of shareholders of the Fund. At the 2025 annual meeting of shareholders of the Fund no nominees were elected as Class II Trustees. As a result of no Class II Trustees being elected at the 2025 annual meeting of shareholders of the Fund, pursuant to Article IV, Section 2 of the Declaration of Trust, which provides that Trustees elected shall hold office until such Trustees’ successors have been elected and shall have qualified, both Mr. Schappert and Ms. Mullins currently serve as Class II Trustees.

The Board, including the Independent Trustees, upon the recommendation of the Board’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated each of Mr. Schappert and Ms. Mullins to serve as a Class II Trustee for the remainder of the three-year term expiring in 2028 or until his or her successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board supports the Fund’s nominees for election as the Class II Trustees – Mr. Schappert and Ms. Mullins.

Q.	Why am I being asked to vote on Proposal 2?

A.	With respect to the second proposal, if you are a holder of MRPS, you are eligible to vote to elect two Preferred Trustees. The Board may designate nominees to serve as Preferred Trustees to be elected by you. The Board has nominated Ira P. Cohen to serve as a Preferred Trustee – a Class III Trustee of the Fund for the three-year term expiring in 2029 or until his successor is duly elected. Mr. Cohen has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

The Board supports its designee as a Preferred Trustee and Class III Trustee – Mr. Cohen.

Q.	Why am I being asked to vote on Proposal 3?

A.	With respect to the third proposal, you are being asked to vote to approve an amendment to the Declaration of Trust. Based on feedback provided to management and the recommendation of management, at a November 21, 2025 meeting of the Board, the Board approved recommending to shareholders of the Fund that, at the Meeting, they approve a form of an amendment to Article IV, Section III of the Declaration of Trust that lowers the threshold required for the shareholders of the Fund to remove a Trustee for “Cause” from 75% to 66.67% and lowers the threshold required for the Trustees to remove a Trustee for “Cause” from 75% to 66.67%, making it easier for shareholders and Trustees of the Fund to remove a Trustee for “Cause.”

Q.	Why am I being asked to vote on Proposal 4?

A.	With respect to the fourth proposal, you are being asked to vote on adjournments of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes to approve the proposals or establish quorum. Because shareholders of the Fund may take longer than expected to submit their votes, the Fund could find that at the date of the Meeting, a quorum is present, yet there are not sufficient votes to approve Proposal 1, Proposal 2 and/or Proposal 3. In this scenario, the Board of Trustees believes that it may be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders of the Fund.

 4

Q.	Why am I being asked to vote on Proposal 5?

A.	With respect to the fifth proposal, you are being asked to vote to ratify the selection of Cohen & Co. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. The Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected, Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2027. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the fiscal year ending January 31, 2027, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board for use at the Meeting, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” all of the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.	For Proposal 1, provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee.

For Proposal 2, provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the MRPS shall elect the Trustee nominee.

For Proposal 3, provided that a quorum is present at the Meeting, a vote of the holders of at least “a majority of the outstanding voting securities” (as such term is used in the Investment Company Act of 1940 (the “1940 Act”)) with each class of shares voting together as a single class, shall approve the amendment to the Declaration of Trust. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

For Proposal 4, any adjournment must be approved by the vote of a majority of shares represented at the Meeting either in person or by proxy.

For Proposal 5, provided a quorum is present at the Meeting, ratification of the selection of Cohen & Co. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027, requires a majority of the shares voted.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed WHITE proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

 5

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you, fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.	You may provide the Fund with your vote by mail with the enclosed WHITE proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your WHITE proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent at the telephone number below.

Q.	Could any additional matters be raised at the Meeting?

A.	We are not aware of any other matters to come before the Meeting. If any matter not mentioned herein is properly brought before the Meeting, the persons named in the enclosed WHITE proxy card will have discretionary authority to vote all proxies with respect thereto and in accordance with their best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

On June 1, 2026, the Fund received from Trevor Montano a letter, dated May 30, 2026, purporting to serve as notice of Mr. Montano’s intention to (i) nominate himself for election as a Class II Trustee of the Board at the Meeting and (ii) submit a proposal to terminate the Investment Advisory Agreement between the Fund and Angel Oak Capital Advisors, LLC. On June 10, 2026, the Fund notified Mr. Montano that the purported notice failed to satisfy the requirements set forth in the Fund’s By-Laws, as adopted on June 14, 2018 (the “Bylaws”), and, as a result, Mr. Montano is not entitled to make nominations for election to the Board or submit business proposals for consideration by shareholders at the Meeting. Accordingly, no trustee nomination or business proposal from Mr. Montano will be presented at the Meeting. Pursuant to the Bylaws, the deadline for a shareholder to deliver notice of intent to nominate a candidate for election to the Board at the Meeting or submit a business proposal for consideration by shareholders at the Meeting passed on June 1, 2026.

On July 18, 2026, Mr. Montano notified the Fund that certain information would be set forth in a proxy statement that he intends to file with the U.S. Securities and Exchange Commission in connection with the Meeting. However, at this time, we have no knowledge as to whether Mr. Montano will attempt to pursue a solicitation for the election of himself, or another trustee candidate, at the Meeting or in favor of a proposal of other business. Due to his failure to deliver to the Fund a compliant notice for the Meeting, any attempt by Mr. Montano to pursue such a solicitation would be inconsistent with the Bylaws, as well as potentially unlawful under relevant federal and state law.

You may receive solicitation materials, including proxy statements and proxy cards, from Mr. Montano. The Board urges you not to submit any proxy card that may be sent to you by, or on behalf of, Mr. Montano, even as a protest vote.

 6

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have any questions, please call EQ Fund Solutions, LLC toll-free at (866)-521-4198.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. If you have already voted using a proxy card provided to you by, or on behalf of, Mr. Montano, the Board urges you to revoke that vote using the enclosed WHITE proxy card. Only the most recently dated proxy card you submit will be counted.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED WHITE PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

 7

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 23, 2026

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

980 Hammond Drive, Suite 200

Atlanta, Georgia 30328

(404) 953-4900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2026

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders (including any postponements, adjournments or continuations thereof, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on September 25, 2026, beginning at 1:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, for the following purposes:

1.	To elect each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of Trustees (the “Board”) of the Fund;

2.	In the case of holders of the Series A Mandatorily Redeemable Preferred Shares (“MRPS”) of the Fund, to elect Ira P. Cohen as a Class III Trustee of the Fund;

3.	To approve an amendment to the Fund’s Declaration of Trust to lower the threshold for the Shareholders to remove a Trustee for “Cause” as defined in the Declaration of Trust from 75% to 66.67% and lower the threshold for Trustees to remove a Trustee of the Fund for “Cause” from 75% to 66.67%;

4.	To approve adjournments of the Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Meeting to approve the proposals or establish quorum;

5.	To ratify the selection of Cohen & Company, Ltd. (“Cohen & Co.”) as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027; and

6.	To approve the transacting of such other business as may properly come before the Meeting.

Shareholders of record as of the close of business on July 10, 2026, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of July 10, 2026, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

You may receive solicitation materials, including proxy statements and proxy cards, from Trevor Montano. On June 1, 2026, the Fund received from Mr. Montano a letter, dated May 30, 2026, purporting to serve as notice of Mr. Montano’s intention to (i) nominate himself for election as a Class II Trustee of the Board at the Meeting and (ii) submit a proposal to terminate the Investment Advisory Agreement between the Fund and the Adviser. On June 10, 2026, the Fund notified Mr. Montano that the purported notice failed to satisfy the requirements set forth in the Fund’s By-Laws, as adopted on June 14, 2018 (the “Bylaws”), and, as a result, Mr. Montano is not entitled to make nominations for election to the Board or submit business proposals for consideration by shareholders at the Meeting. Accordingly, no trustee nomination or business proposal from Mr. Montano will be presented at the Meeting. Pursuant to the Bylaws, the deadline for a shareholder to deliver notice of intent to nominate a candidate for election to the Board at the Meeting or submit a business proposal for consideration by shareholders at the Meeting passed on June 1, 2026.

On July 18, 2026, Mr. Montano notified the Fund that certain information would be set forth in a proxy statement that he intends to file with the U.S. Securities and Exchange Commission in connection with the Meeting. However, at this time, we have no knowledge as to whether Mr. Montano will attempt to pursue a solicitation for the election of himself, or another trustee candidate, at the Meeting or in favor of a proposal of other business. Due to his failure to deliver to the Fund a compliant notice for the Meeting, any attempt by Mr. Montano to pursue such a solicitation would be inconsistent with the Bylaws, as well as potentially unlawful under relevant federal and state law.

The Board urges you not to submit any proxy card that may be sent to you by, or on behalf of, Mr. Montano, even as a protest vote.

Because the Fund has not received any compliant notice of trustee nomination from Mr. Montano, the enclosed WHITE Proxy Card contains only the Fund’s nominees and is not a “universal” proxy card that includes any candidate purportedly nominated by Mr. Montano. If you have already submitted a proxy card sent to you by, or on behalf of, Mr. Montano, the Board recommends that you complete, date, sign and return the enclosed WHITE Proxy Card. Only the most recently dated proxy card you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on September 24, 2026. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (866)-521-4198.

By Order of the Board,

Ward Bortz
President, Angel Oak Financial Strategies Income Term Trust
[●], 2026

PLEASE VOTE USING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED WHITE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 25, 2026

This Proxy Statement is available online at https://vote.proxyonline.com/angeloak/docs/fins2026.pdf. In addition, shareholders can find important information about the Fund in the Fund’s annual report and financial statements filed on Form N-CSR for the fiscal year ended January 31, 2026, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Fund, by calling the telephone number shown on the front page of this Proxy Statement, at www.angeloakcapital.com or on the SEC’s website, https://www.edgar.sec.gov.

 2

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 23, 2026

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

980 Hammond Drive, Suite 200

Atlanta, Georgia 30328

(404) 953-4900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2026

Meeting Information. The Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) is soliciting your proxy to be voted at the annual meeting of shareholders to be held on Friday, September 25, 2026, at 1:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) located at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328 (including any postponements, adjournments or continuations thereof, the “Meeting”).

General Voting Information. Each holder of Fund common shares and Series A Mandatorily Redeemable Preferred Shares (“MRPS”) may cast one vote for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on July 10, 2026 (the “Record Date”) on each of the proposals, except that only MRPS holders may vote on Proposal 2. On the Record Date, 33,416,851.4 shares and 2,000,000 MRPS were issued and outstanding. Appendix A lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Proxy Statement and the accompanying WHITE proxy card (the “WHITE Proxy Card”) are first being sent or given to shareholders on or about [●], 2026.

You may provide proxy instructions by completing, signing and returning the enclosed WHITE Proxy Card by mail in the enclosed envelope. The persons designated on the WHITE Proxy Card as proxies will vote your shares as you instruct on each WHITE Proxy Card. If you return a signed WHITE Proxy Card without any voting instructions, your shares will be voted “FOR” Proposal 1, Proposal 2, Proposal 3, Proposal 4, and Proposal 5 (each, a “Proposal” and, together, the “Proposals”) in accordance with the recommendation of the Board. The persons designated on the WHITE Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting and may also vote in their discretion to adjourn the Meeting with respect to each Proposal to the extent permitted by Rule 14a-4(c) of the 1934 Act.

Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of July 10, 2026, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

If you sign and return a WHITE Proxy Card, you may still attend the Meeting to vote your shares in person. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meeting.

You may receive solicitation materials, including proxy statements and proxy cards, from Trevor Montano. On June 1, 2026, the Fund received from Mr. Montano a letter, dated May 30, 2026, purporting to serve as notice of Mr. Montano’s intention to (i) nominate himself for election as a Class II Trustee of the Board at the Meeting and (ii) submit a proposal to terminate the Investment Advisory Agreement between the Fund and Angel Oak Capital Advisors, LLC. On June 10, 2026, the Fund notified Mr. Montano that the purported notice failed to satisfy the requirements set forth in the Fund’s By-Laws, as adopted on June 14, 2018 (the “Bylaws”), and, as a result, Mr. Montano is not entitled to make nominations for election to the Board or submit business proposals for consideration by shareholders at the Meeting. Accordingly, no trustee nomination or business proposal from Mr. Montano will be presented at the Meeting. Pursuant to the Bylaws, the deadline for a shareholder to deliver notice of intent to nominate a candidate for election to the Board at the Meeting or submit a business proposal for consideration by shareholders at the Meeting passed on June 1, 2026.

On July 18, 2026, Mr. Montano notified the Fund that certain information would be set forth in a proxy statement that he intends to file with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Meeting. However, at this time, we have no knowledge as to whether Mr. Montano will attempt to pursue a solicitation for the election of himself, or another trustee candidate, at the Meeting or in favor of a proposal of other business. Due to his failure to deliver to the Fund a compliant notice for the Meeting, any attempt by Mr. Montano to pursue such a solicitation would be inconsistent with the Bylaws, as well as potentially unlawful under relevant federal and state law.

The Board urges you not to submit any proxy card that may be sent to you by, or on behalf of, Mr. Montano, even as a protest vote.

Because the Fund has not received any compliant notice of trustee nomination from Mr. Montano, the enclosed WHITE Proxy Card contains only the Fund’s nominees and is not a “universal” proxy card that includes any candidate purportedly nominated by Mr. Montano. If you have already submitted a proxy card sent to you by, or on behalf of, Mr. Montano, the Board recommends that you complete, date, sign and return the enclosed WHITE Proxy Card. Only the most recently dated proxy card you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

IF YOU HAVE ALREADY VOTED USING A PROXY CARD PROVIDED TO YOU BY, OR ON BEHALF OF, MR. MONTANO, THE BOARD URGES YOU TO REVOKE THAT VOTE BY USING THE ENCLOSED WHITE PROXY CARD OR WHITE VOTING INSTRUCTIONS FORM TO VOTE “FOR” EACH OF THE BOARD’S NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS. ONLY YOUR LATEST-DATED VOTE WILL COUNT.

This proxy solicitation is being made primarily by mail but may also be made by employees of the Adviser and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum with respect to the Meeting. The Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. Notice of adjournment of the Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes.  Broker non-votes occur when shares are held in “street name” through a broker, bank or other nominee and the beneficial owner does not provide voting instructions on a proposal for which the broker, bank or other nominee does not have discretionary authority to vote.

Unless Mr. Montano or any other person provides beneficial owners with competing proxy materials in addition to the Fund’s proxy materials, abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Proposal 5 is expected to be considered a “routine” voting item. Accordingly, if no competing proxy materials are provided to beneficial owners, the Fund does not expect any broker non-votes on Proposal 5 because brokers, banks and other nominees may exercise discretionary authority to vote uninstructed shares on that proposal. Proposals 1, 2, 3 and 4 are expected to be considered “non-routine” matters. If you hold shares through a broker, bank or other nominee and do not provide voting instructions, your broker, bank or other nominee may vote your shares on Proposal 5 but may not vote your shares on Proposals 1, 2, 3 or 4, and those shares will constitute broker non-votes with respect to Proposals 1, 2, 3 and 4. Abstentions will have the same effect as votes “AGAINST” Proposals 1, 2, 3 and 4 and will have no effect on Proposal 5. Broker non-votes will have the same effect as votes “AGAINST” Proposals 1, 2 and 3 and will have no effect on Proposal 4. The Fund does not expect any broker non-votes on Proposal 5.

When a matter to be voted on at a meeting of shareholders is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote uninstructed shares on any of the proposals presented at the meeting under applicable stock exchange rules. Accordingly, if Mr. Montano or any other person provides beneficial owners with competing proxy materials in addition to the Fund’s proxy materials, then all the proposals described in this Proxy Statement will be deemed “non-routine” matters, and banks, brokers and other nominees will not be permitted to vote shares on any proposal without specific voting instructions. In that case, if you do not submit any voting instructions to your bank, broker or other nominee, then your bank, broker or other nominee will not have discretionary authority to vote your shares at the Meeting, your shares will not be counted in determining the outcome of any of the proposals at the Meeting and your shares will not be counted for purposes of determining whether a quorum is present at the Meeting.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

Purported Notice. You may receive solicitation materials, including proxy statements and proxy cards, from Mr. Montano. On June 1, 2026, the Fund received from Mr. Montano a letter, dated May 30, 2026, purporting to serve as notice of Mr. Montano’s intention to (i) nominate himself for election as a Class II Trustee of the Board at the Meeting and (ii) submit for consideration by shareholders at the Meeting a proposal to terminate the Investment Advisory Agreement between the Fund and the Adviser (the “Purported Notice”).

The Board reviewed the Purported Notice against the advance notice requirements set forth in Article III, Section 2 of the Bylaws. On June 10, 2026, the Fund notified Mr. Montano that the purported notice failed to satisfy the requirements set forth in Article III, Section 2 of the Bylaws and, as a result, Mr. Montano is not entitled to make nominations for election to the Board or submit business proposals for consideration by shareholders at the Meeting. Accordingly, no trustee nomination or business proposal from Mr. Montano will be presented at the Meeting. Pursuant to the Bylaws, the deadline for a shareholder to deliver notice of intent to nominate a candidate for election to the Board at the Meeting or submit a business proposal for consideration by shareholders at the Meeting passed on June 1, 2026.

Due to his failure to deliver to the Fund a compliant notice for the Meeting, any attempt by Mr. Montano to pursue a solicitation for the election of himself, or another trustee candidate, at the Meeting or in favor of a proposal of other business would be inconsistent with the Bylaws, as well as potentially unlawful under relevant federal and state law.

The Board urges you not to submit any proxy card that may be sent to you by, or on behalf of, Mr. Montano, even as a protest vote.

Because the Fund has not received any compliant notice of trustee nomination from Mr. Montano, the enclosed WHITE Proxy Card contains only the Fund’s nominees and is not a “universal” proxy card that includes any candidate purportedly nominated by Mr. Montano. If you have already submitted a proxy card sent to you by, or on behalf of, Mr. Montano, the Board recommends that you complete, date, sign and return the enclosed WHITE Proxy Card. Only the most recently dated proxy card you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

Additional information regarding the participants in this solicitation is set forth in Appendix D to this Proxy Statement.

PROPOSAL 1: TO ELECT EACH OF KEITH M. SCHAPPERT AND ANDREA N. MULLINS

AS A CLASS II TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

Overview

The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The term of office of the Class II Trustees expired on the date of the 2025 annual meeting of shareholders of the Fund. As a result of no Class II Trustees being elected at the 2025 annual meeting of shareholders of the Fund, pursuant to Article IV, Section 2 of the Declaration of Trust, which provides that Trustees elected shall hold office until such Trustees’ successors have been elected and shall have qualified, both Mr. Schappert and Ms. Mullins currently serve as Class II Trustees.

The Board, including the Independent Trustees, upon the recommendation of the Board’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated each of Mr. Schappert and Ms. Mullins to serve as a Class II Trustee for the remainder of a three-year term expiring in 2028 or until his or her successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

As of the date of this Proxy Statement, the Board is not aware of any valid shareholder nominations to serve as a Class II Trustee of the Fund for the 2026 Annual Shareholder Meeting.

It is the intention of the persons named on the enclosed WHITE Proxy Card to vote for the Trustee nominees to serve for a three-year term. The Board knows of no reason why the Trustee nominees would be unable to serve, or who for good cause will not serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Cheryl M. Pate, who is an interested person due to their positions with the Adviser. The name of the Trustee nominees and each other Trustee, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below. The address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328.

CLASS II TRUSTEE NOMINEES

(Current Trustees with a term expiring at

the annual meeting held in 2028)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee (Class II)	Since 2018; term expired at the 2025 annual meeting of shareholders without any nominees being elected by Fund shareholders.	President, Schappert Consulting LLC (investment industry consulting) (since 2008); Retired, President and CEO of JP Morgan Investment Management.	10	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Andrea N. Mullins 1967	Independent Trustee (Class II)	Since 2019; term expired at the 2025 annual meeting of shareholders without any nominees being elected by Fund shareholders.	Private Investor; Independent Contractor, SWM Advisors (since 2014).	10	Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund) (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee and Chair, CRM Mutual Fund Trust (since 2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee and Audit Committee Chair, NXG Cushing Mutual Funds Trust (2021-2023).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

CLASS III TRUSTEES

(Current Trustees with a term expiring at

the annual meeting to be held in 2026)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Ira P. Cohen 1959	Independent Trustee, Chair (Class III)	Trustee and Chair since 2018; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	10	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee and Chair, U.S. Fixed Income Trust (Trustee since 2019, Chair since 2025); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, CRM Mutual Fund Trust (since 2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

CLASS I TRUSTEES

(Current Trustees with a term expiring at

the annual meeting held in 2027)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Alvin R. Albe, Jr. 1953	Independent Trustee (Class I)	Since 2018, 3 year term	Retired.	10	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Cheryl M. Pate 1976	Interested Trustee (Class I)	Since 2023; 3 year term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (investment management) (since 2017).	2	Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Funds Trust (2022-2025); Trustee, Angel Oak Strategic Credit Fund (2022-2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022-2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Class II Trustee Nominees

Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990 to 2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. From 2014 to 2022, Ms. Mullins was an independent contractor and CCO with SWM Advisors. She remains an independent contractor with SWM Advisors. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chairperson since 2017. Ms. Mullins is also an independent trustee for The NXG Cushing Family of Funds. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Schappert has over 50 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class III Trustee Nominee

Mr. Cohen has over 44 years of experience in the financial services industry. He served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, from 2015 to 2021 and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class I Trustees

Mr. Albe has over 35 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Ms. Pate has over 17 years of experience in the financial services industry. Ms. Pate has served in various portfolio management capacities for Angel Oak since 2017, including serving as portfolio manager for certain Angel Oak funds and managing separately managed accounts. Prior to joining Angel Oak, she spent 10 years with Morgan Stanley, where she worked in equity research focusing on the financial sector, and led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. The Board believes that Ms. Pate’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Role of the Board

The Board oversees the management and operations of the Fund. Like most closed-end funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Fund, and the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chair, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chair does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chair, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

For the Fund’s fiscal year ended January 31, 2026, the Board held nine meetings.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm (the “independent auditor”) to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Fund.

Board Committees

The Board has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees for purposes of the listing standards of the New York Stock Exchange. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix B. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund. For the fiscal year ended January 31, 2026, the Audit, Financial and Administrative Oversight Committee met four times.

The Board, including a majority of the Independent Trustees, selected Cohen & Company, Ltd. (“Cohen & Co.”) as the independent auditor for the Fund for the fiscal year ending January 31, 2026. In connection with the audit of the Fund’s financial statements by Cohen & Co. for the fiscal year ended January 31, 2026, the Committee: (1) reviewed and discussed the Fund’s audited financial statements with the Adviser, (2) discussed with Cohen & Co. the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from Cohen & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen & Co.’s communications with the Committee concerning independence, and (4) discussed with Cohen & Co. its independence. Based on the foregoing reviews and discussions, the Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended January 31, 2026, be included in the Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2026.

Audit, Financial and Administrative Oversight Committee

Alvin R. Albe, Jr.
Ira P. Cohen

Andrea N. Mullins

Keith M. Schappert

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix C. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. The Nominating and Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Nominating and Governance Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that the consideration of different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important factor in the Board’s composition. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

980 Hammond Drive, Suite 200

Atlanta, GA 30328

The Committee meets at least annually. For the fiscal year ended January 31, 2026, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Fund, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2026, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of the net asset value of the Fund and responds to other matters deemed appropriate by the Board. The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2026, the Valuation and Risk Management Oversight Committee met four times.

Each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Trustee attendance at annual shareholder meetings.

Beneficial Ownership by Trustees

The table below shows the amount of the Fund’s equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund Complex, as of March 31, 2026, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in the Fund Complex(1)
Independent Trustees
Alvin R. Albe, Jr.	E	E
Ira P. Cohen	B	B
Andrea N. Mullins	D	E
Keith M. Schappert	A	E
Interested Trustee
Cheryl M. Pate	E	E

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

As of March 31, 2026, the Independent Trustees and members of their immediate family did not own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

As of March 31, 2026, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Trustee Compensation

The table below shows the compensation paid to the Trustees for services for the fiscal year ended January 31, 2026, from the Fund and the Fund Complex.

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed herein) receives an annual retainer of $95,000 (pro-rated for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year), and the Chair of the Board receives an additional $27,000. Independent Trustees are permitted to be reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings and applicable industry conferences when incurred in compliance with the applicable expense policy. The Fund does not have any pension or retirement plans.

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$13,850	$140,000
Ira P. Cohen, Chair	$15,793	$159,500
Andrea N. Mullins, Trustee	$13,850	$140,000
Keith M. Schappert, Trustee	$13,850	$140,000
Interested Trustee
Cheryl M. Pate	$0	$0

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Officers

The Board elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The below table includes certain information concerning the officers of the Fund. The address of each officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328.

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ward Bortz 1983	President	Since 2025; indefinite term

Head of U.S. Wealth and ETF Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2022); Head of ETFs and Senior Researcher, Angel Oak Capital Advisors, LLC (2022); Client Portfolio Manager, Fixed Income Factors, Invesco (2019-2022).

Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022).
Nilesh Likhite 1984	Treasurer	Since 2025; indefinite term	Fund Controller, Angel Oak Capital Advisors, LLC (since 2025); Fund Controller, Warren Equity Partners (2023-2024); Senior Manager, Ernst & Young LLP (2019-2023).
William Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Funds Trust (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s executive officers, directors and certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), to file Forms 3, 4 and 5 with the SEC. The Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

The required Form 4 filings for Michael Fierman’s May 14, 2025, May 15, 2025, May 16, 2025, May 19, 2025, May 20, 2025, May 21, 2025, November 6, 2025, November 7, 2025, and December 12, 2025 were not filed on a timely basis. The required Form 4 filing for Sreeniwas Prabhu’s November 20, 2025 transaction was not filed on a timely basis. As of the date of this Proxy Statement, to the best of the Fund’s knowledge, all other Reporting Persons complied with all applicable Section 16(a) reporting requirements and all required reports were filed in a timely manner.

Vote Required for Proposal 1

Provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF KEITH M. SCHAPPERT AND ANDREA N. MULLINS AS A CLASS II TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND.

PROPOSAL 2: IN THE CASE OF HOLDERS OF MRPS, TO ELECT IRA P. COHEN

AS A CLASS III TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

Overview

The Supplement to the Declaration of Trust Relating to Series A Mandatory Redeemable Preferred Shares dated May 22, 2026, provides that, to the exclusion of holders of shares of all other classes of beneficial interests of the Fund, holders of MRPS shall elect two Trustees (each a “Preferred Trustee”). The identity and class of the nominees for such Trustees may be fixed by the Board.

The Board, including the Independent Trustees, upon the recommendation of the Board’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated Ira P. Cohen to serve as a Preferred Trustee – a Class III Trustee of the Fund for a three-year term expiring in 2029 or until his successor is duly elected. The Preferred Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

As of the date of this Proxy Statement, the Board is not aware of any valid shareholder nominations to serve as a Preferred Trustee of the Fund for the 2026 Annual Shareholder Meeting.

It is the intention of the person named on the enclosed WHITE Proxy Card to vote for the Preferred Trustee nominee to serve for a three-year term. The Board knows of no reason why the Preferred Trustee nominee would be unable to serve, or who for good cause will not serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Cheryl M. Pate, who is an interested person due to their positions with the Adviser. The name of the Preferred Trustee nominee and each other Trustee, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below Proposal I – To Elect Each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of Trustees of the Fund immediately preceding this section. The address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328.

Vote Required for Proposal 2

Provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the MRPS shall elect the Trustee nominee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF IRA P. COHEN AS A CLASS III TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

PROPOSAL 3: TO AMEND THE FUND’S DECLARATION OF TRUST TO LOWER

THE THRESHOLD FOR REMOVAL OF A TRUSTEE FOR CAUSE

Article IV, Section III of the Declaration of Trust provides that any of the Trustees may be removed from office for “Cause” by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee and by written instrument, signed by at least 75% of the remaining Trustees. “Cause” as defined in the Declaration of Trust requires willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

At a November 21, 2025 meeting of the Board, based on feedback provided to management and the recommendation of management, the Board approved recommending to the shareholders of the Fund that they approve at the Meeting an amendment to Article IV, Section III of the Declaration of Trust a form of amendment, that would lower the threshold for the Shareholders to remove a Trustee for “Cause” as defined in the Declaration of Trust from 75% to 66.67% and lower the threshold for Trustees to remove a Trustee of the Fund for “Cause” from 75% to 66.67%. Below is the proposed amendment:

This Amendment (the “Amendment”) amends that certain Declaration of Trust, dated June 14, 2018 (the “Declaration of Trust”) of Angel Oak Financial Strategies Income Term Trust (the “Trust”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Declaration of Trust.

WHEREAS, the Board of Trustees believes that it is advisable and in the best interest of the Shareholders and the Trust to amend the Declaration of Trust to lower the threshold for removal by Shareholders of a Trustee for “Cause” as defined in Article IV, Section 3 of the Declaration of Trust.

NOW, THEREFORE, the Declaration of Trust Is Amended as follows:

1.	Amendment to Article IV, Section 3. The Declaration of Trust is hereby amended by deleting the second sentence of Article IV, Section 3 of the Declaration of Trust and by replacing the deleted second sentence by inserting the following:

Any of the Trustees may be removed from office only for “Cause” (as hereinafter defined) and only (i) by action of at least sixty-six and sixty seven one hundredths percent (66.67%) of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, and (ii) by written instrument, signed by at least sixty-six and sixty seven one hundredths percent (66.67%) of the remaining Trustees, specifying the date when such removal shall become effective.

2.	Entire Agreement. Except as amended herein, the Declaration of Trust shall remain in full force and effect.

3.	Effective Date. This Amendment shall be effective as of the date first written above.

Vote Required for Proposal 3

Provided that a quorum is present at the Meeting, a vote of the holders of at least “a majority of the outstanding voting securities” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) with each class of shares voting together as a single class, shall approve the amendment to the Declaration of Trust. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE DECLARATION OF TRUST.

PROPOSAL 4: TO APPROVE ADJOURNMENTS OF THE ANNUAL SHAREHOLDER MEETING

Proposal 4 at the Meeting relates to any adjournment of the Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal 1, Proposal 2 and/or Proposal 3 at the Meeting if there are not sufficient votes at the time of the Meeting to adopt Proposal 1, Proposal 2 or Proposal 3 or to establish a quorum, which may occur because shareholders of the Fund may take longer than expected to submit their votes. In that scenario, the Board believes that it may be prudent to adjourn the Meeting to allow more time to solicit votes to more fully reflect the collective will of the shareholders of the Fund. If Proposal 4 at the Meeting is not approved by shareholders, the Board of Trustees will be unable to adjourn the Meeting for the purpose of soliciting additional proxies in order to approve the Proposals.

Vote Required for Proposal 4

For Proposal 4, any adjournment must be approved by the vote of a majority of the shares represented at the Meeting, either in person or by proxy.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF ADJOURNMENTS OF THE ANNUAL SHAREHOLDER MEETING.

PROPOSAL 5: TO RATIFY THE SELECTION OF COHEN & COMPANY, LTD. AS THE FUND’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JANUARY 31, 2027

At a meeting of the Board held on March 25, 2026, the Audit, Financial and Administrative Oversight Committee selected and recommended, and the Board, including a majority of the Independent Trustees, selected, Cohen & Co. to act as the independent registered public accounting firm for the Fund for the fiscal year ending January 31, 2027. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of Cohen & Co. to serve as the independent registered public accounting firm for the fiscal year ending January 31, 2027, the Audit, Financial and Administrative Oversight Committee and the Board will reconsider the retention of Cohen & Co.

A representative of Cohen & Company, Ltd. is not expected to attend the Meeting, but will have the opportunity to make a statement and answer appropriate questions if he or she desires to do so.

Cohen & Co. was selected as the independent registered public accounting firm to perform audit services, audit-related services, tax services and other services for the fiscal years ended January 31, 2026, and January 31, 2025. “Audit fees” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by Cohen & Co. in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services provided by Cohen & Co. that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., for tax compliance, tax advice, and tax planning.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years of the Fund for audit services, audit-related services, tax services and other services by Cohen & Co.

	Fiscal Year Ended 01/31/2026	Fiscal Year Ended 01/31/2025
Audit Fees	$35,250	$36,916
Audit-Related Fees	$17,022	$0
Tax Fees	$4,200	$4,000
All Other Fees		$0

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	Fiscal Year Ended 01/31/2026	Fiscal Year Ended 01/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table details the aggregate fees billed or expected to be billed by Cohen & Co. for non-audit services to the Fund and to the Adviser (and any other controlling entity) for the last two fiscal years.

	Fiscal Year Ended 01/31/2026	Fiscal Year Ended 01/31/2025
Fund	$4,200	$4,000
Adviser		$0

Pre-Approval of Audit and Non-Audit Services

As of the date of this Proxy Statement, the Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to Cohen & Co.’s independence each year. The Committee did not approve any of the audit-related, tax or other fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Adviser (and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen & Co.’s independence.

Vote Required for Proposal 5

Provided a quorum is present at the Meeting, approval of Proposal 5 requires a majority of the shares voted.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF COHEN & COMPANY, LTD. AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2027.

COMMUNICATIONS TO THE BOARD

Shareholders of the Fund who wish to send communications to the Board should send them c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328.

OTHER INFORMATION

Investment Adviser. Angel Oak Capital Advisors, LLC, which has its principal office at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, serves as investment adviser to the Fund.

Custodian, Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., which has its principal office at 875 East Wisconsin Avenue, Suite 210, Milwaukee, WI 53202, serves as the Fund’s independent auditors.

Proxy Solicitation.  Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures. Shareholders of the Fund whose shares are held by intermediaries such as brokers can vote their proxies by contacting their respective intermediary. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates, Destra Capital Advisors LLC, which provides investor support services to the Fund, as well as dealers or their representatives may solicit proxies in person or by mail, telephone, electronic mail, facsimile or oral communication. The Fund has retained EQ Fund Solutions, LLC, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of EQ Fund Solutions, LLC’s services, including printing, mailing and proxy solicitation, is approximately $110,000 and will be borne by the Fund.

In the event there is a contested proxy solicitation, EQ Fund Solutions, LLC expects that approximately 25 of its employees will assist in the solicitation. Further, in the event there is a contested proxy solicitation, our aggregate expenses, including those of EQ Fund Solutions, LLC, our outside legal counsel and other outside advisors, related to our solicitation of proxies in connection with the Meeting, and excluding salaries and wages of our regular employees and officers, as well as excluding the amount of costs represented by the amount normally expended for a solicitation in the absence of a contest, are expected to be approximately $850,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with a contested solicitation. The additional solicitation costs may include: the fee payable to our proxy solicitor; increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of brokerage firms, banks and other agents incurred in forwarding solicitation materials; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $525,000 in costs associated with the solicitation.

Householding.  Unless you have instructed the Fund otherwise, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share the same mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free (855) 862-6092. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or the Fund.

Shareholder Proposals.  For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current Bylaws and shall be delivered to the Secretary at the principal executive office of the Fund, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, not earlier than the 150th day or later than 5:00 pm., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, the deadline and requirements for shareholder proposals of business to be conducted at the 2027 annual meeting of Fund shareholders must be made in compliance with the applicable securities laws. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business and who has complied with the Bylaws.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Fund Reports.  Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 862-6092, or by visiting the Fund’s website at https://angeloakcapital.com/investments/fins.

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated.

APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

As of July 10, 2026, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares or the Fund’s Series A Mandatorily Redeemable Preferred Shares, except as described in the following table. A “principal shareholder” is any person who owns, of record or beneficially, 5% or more of any class of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. This information is based on, among other sources, the Fund’s records and publicly available filings with the SEC.

Shareholder Name and Address	Class of Shares	Amount and Nature of Beneficial Ownership	Percentage Owned
MetLife Investment Management, LLC(1) One MetLife Way Whippany, New Jersey 07981	Series A Mandatory Redeemable Preferred Shares	2,000,000	100%

Sit Investment Associates, Inc.(2) 80 South Eighth Street, Suite 3300 Minneapolis, Minnesota 55402	Common	10,873,638	32.54%

Karpus Management, Inc.(3) 183 Sully’s Trail Pittsford, New York 14534	Common	4,697,846	14.06%

Officers and Trustees:
Ward Bortz(4)	Common	820	*
Michael Colombo	--	--	--
Nilesh Likhite	--	--	--
William Chase Eldredge(5)	Common	2,940	*
Alvin R. Albe, Jr.(6)	Common	20,000	*
Ira P. Cohen(7)	Common	379	*
Andrea N. Mullins(8)	Common	7,863.392	*
Cheryl M. Pate(9)	Common	9,643.2	*
Keith M. Schappert	--	--	--
All Officers and Directors as a Group	Common	41,645.592	--
(1)	Based on Schedule 13G filed with the SEC on June 5, 2026.
(2)	Based on Schedule 13F filed with the SEC on May 13, 2026
(3)	Based on Schedule 13G/A filed with the SEC on May 14, 2026.
(4)	Based on Form 3 filed with the SEC on October 3, 2025.
(5)	Based on Form 4 filed with the SEC on August 6, 2025.
(6)	Based on Form 4 filed with the SEC on May 22, 2025.
(7)	Based on Form 4 filed with the SEC on February 23, 2026
(8)	Based on Form 4 filed with the SEC on August 14, 2025, and reflects reinvested dividends since that date.
(9)	Based on Form 4 filed with the SEC on May 16, 2025, and reflects reinvested dividends since that date.

* Represents beneficial ownership of less than one percent (1%).

 A-1

APPENDIX B

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (the “Funds”) is established to (i) oversee the Fund’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Fund; (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as the Fund’s Qualified Legal Compliance Committee; (iv) oversee the Fund’s internal controls and, as appropriate, the internal controls of certain service providers; and (v) oversee the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence.

Each Fund’s management has the responsibility to prepare the Fund’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Fund’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Fund’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of the Fund’s independent auditors.

Each Fund’s management regularly provides certain financial and administrative reports relating to the Fund. The Committee also assists the Board in overseeing the review of those reports and discussing with the Fund’s management financial and administrative matters relating to the Fund.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed of at least three board members and exclusively Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time. Additionally, each member of the Committee shall have the additional qualifications indicated below.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Qualifications of Committee Members

1.	Members of the Committee must be members of the Board, may not be officers of the Fund and should be free of any relationships that would interfere with the exercise of independent judgment.

2.	Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.

3.	Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Fund.

4.	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Definitions

1.	Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:

●	transacting any business or communicating with the SEC;

●	providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;

●	advising the Fund as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);

●	representing the Fund in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.

2.	Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”

3.	Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Fund would want to be informed before making an investment decision.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

●	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.

●	Evaluate the independence of the Fund’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.

●	As part of its evaluation of the independence of the Fund’s independent auditor, review (i) the fees paid to the Fund’s independent auditor by the Fund’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Fund’s independent auditor by the Fund’s manager and its affiliates.

●	Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.

●	Consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

●	Discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters;

●	Oversee the work of the Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

●	Review with the Fund’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Fund or its principal service providers.

●	Obtain and review periodically information provided by the Fund’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

●	Discuss the Fund’s audited annual financial statements and unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

●	Review and approve the fees charged by the auditors for audit and non-audit services.

●	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.

●	Report its activities to the full Board on a regular basis.

●	Select, recommend and engage a new independent auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required.

●	Pre-approve all auditing services and permissible non-auditing services to be provided to the Fund by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Fund.

●	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

●	Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

●	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

●	Receive financial and administrative reports from the Fund’s Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;

●	Review the Fund’s proposed dividend distributions and recommend approval of such distributions by the Board.

Other

●	Make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

●	Conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

●	Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

●	Have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

●	Set hiring policies for employment by the Fund or its investment adviser of any employees or former employees of the Fund’s independent auditor.

●	Discuss policies with respect to risk assessment and risk management, including (i) a discussion of the Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of the Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Valuation and Risk Oversight Committee of the Board, if any.

●	Discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

Qualified Legal Compliance Committee

In its capacity as the Fund’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

●	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.

●	Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

Authority

The Committee shall have unrestricted access to the Trustees of the Fund, the independent auditors, and the executive and financial management of the Fund.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as the Fund’s Qualified Legal Compliance Committee), including the authority to retain at the Fund’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as the Fund’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of the Fund to report to the Committee Evidence of a Material Violation involving the Fund.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform the Fund’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board; (b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform the Fund’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that the Fund implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense on behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Fund materially fails to implement an appropriate response that the Committee has recommended the Fund take.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Fund.

Resources

The Funds must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

●	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and

●	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.	The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Factors to be Considered in Connection with the Evaluation of Board Candidates

1.	The Committee intends to seek individuals who will serve the best interests of each Trust. The Committee shall consider a candidate’s qualifications and fitness for service on the Board and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills, relevant professional and industry experience, background and demonstrated commitment to integrity and ethical business practices.

2.	The Committee shall also ensure that the Board is in compliance with all federal, state and local regulatory requirements regarding the composition of the Board that are or may become applicable to the Trusts.

3.	The Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important consideration in the Board’s composition.

C-1

Corporate Governance Oversight and Functions

1.	The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.

2.	The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

C-2

APPENDIX D

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of our Board and nominees for Trustee are, and certain of our executive officers may be deemed, “participants” with respect to the Fund’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about such persons (the “Participants”).

Trustees, Trustee Nominees and Executive Officers

The names of our Trustees, the Trustee nominees and an executive officer, each a Participant, are set forth below. The executive officer who may be deemed a Participant is William Chase Eldredge, Chief Compliance Officer. The principal occupations or employment of each such person is contained in the accompanying Proxy Statement. The business address of each such person is c/o Angel Oak Capital Advisors, LLC, 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328.

●	William Chase Eldredge (Chief Compliance Officer)

●	Alvin R. Albe, Jr. (Independent Trustee)

●	Ira P. Cohen (Independent Trustee; Chair)

●	Andrea N. Mullins (Independent Trustee)

●	Cheryl M. Pate (Interested Trustee)

●	Keith M. Schappert (Independent Trustee)

Information Regarding Ownership of Fund Securities by Participants

The number of the Fund’s securities beneficially owned by each Trustee, Trustee nominee and executive officer of the Fund as of the Record Date is set forth on Appendix A and is incorporated by reference in this Appendix D. Except as otherwise disclosed in the accompanying Proxy Statement, Appendix A or this Appendix D, none of the Participants owns any securities of the Fund of record that such Participant does not own beneficially. The following table sets forth information regarding purchases and sales of shares of the Fund by each Participant during the past two years. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Participants not listed below did not engage in any purchases or sales of Fund securities during the past two years.

Name	Date	Title of Security	Number of Shares	Transaction Type
Alvin R. Albe, Jr.	05/22/2025	Common Shares	20,000	Open-market purchase
Ira P. Cohen	02/20/2026	Common Shares	379	Open-market purchase
William Chase Eldredge	08/05/2025	Common Shares	1,920	Open-market purchase
	05/14/2025	Common Shares	255	Acquisition of common shares upon exercise of transferable subscription rights issued in the Fund’s May 2025 rights offering
	04/14/2025	Common Shares	373	Open-market purchase
	04/14/2025	Common Shares	392	Open-market purchase
Andrea Mullins	08/12/2025	Common Shares	7,585	Open-market purchase
Cheryl M. Pate	05/14/2025	Common Shares	2,124	Acquisition of common shares upon exercise of transferable subscription rights issued in the Fund’s May 2025 rights offering
Ira P. Cohen	02/20/2026	Common Shares	379	Open-market purchase

D-1

Miscellaneous Information Concerning the Participants

Other than as set forth in this Appendix D or elsewhere in the accompanying Proxy Statement, and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any securities of the Fund or any of its subsidiaries or (ii) beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Fund.

Other than as set forth in this Appendix D or elsewhere in the accompanying Proxy Statement, and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, other than as set forth in this Appendix D or elsewhere in the accompanying Proxy Statement, and based on the information provided by each Participant, none of the Participants is now, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix D or elsewhere in the accompanying Proxy Statement, and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates has or will have (a) any arrangements or understandings with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party or (b) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

D-2

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DATED JULY 23, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (866)-521-4198 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Michael Colombo, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”), located at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, on September 25, 2026, at 1:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 set forth below and any other matters properly brought before the Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (866) 521-4198. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on September 25, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/angeloak/docs/fins2026.pdf

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Notice of Meeting and Proxy Statement. Your signature(s) should be exactly as your name(s) appear(s) on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to proposals where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above named proxy as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL(S):	FOR	AGAINST	ABSTAIN

1	To elect each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of Trustees of the Fund.

	1.1 Keith M. Schappert	○	○	○

	1.2 Andrea N. Mullins	○	○	○

2	In the case of holders of MRPS, to elect Ira P. Cohen as a Class III Trustee of the Board of Trustees of the Fund.	○	○	○

3	To approve an amendment to the Fund's Declaration of Trust to lower the threshold for the Shareholders to remove a Trustee for “Cause” as defined in the Declaration of Trust from 75% to 66.67% and lower the threshold for Trustees to remove a Trustee of the Fund for “Cause” from 75% to 66.67%.	○	○	○

4	To approve adjournments of the Annual Shareholder Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Shareholder Meeting to approve the proposals or establish quorum.	○	○	○

5	To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027.	○	○	○

6	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Your vote is important. If you are unable to attend the Annual Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.

THANK YOU FOR VOTING

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

DATED JULY 23, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (866)-521-4198 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Michael Colombo, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the "Meeting") of Angel Oak Financial Strategies Income Term Trust (the "Fund") to be held at the offices of Angel Oak Capital Advisors, LLC (the "Adviser"), located at 980 Hammond Drive, Suite 200, Atlanta, Georgia 30328, on September 25, 2026, at 1:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on Proposal 1, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 set forth below and any other matters properly brought before the Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals.

Do you have questions? If you have any questions about how to vote your proxy or about the Annual Meeting in general, please call toll-free (866) 521-4198. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to be held on September 25, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/angeloak/docs/fins2026.pdf

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Notice of Meeting and Proxy Statement. Your signature(s) should be exactly as your name(s) appear(s) on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to proposals where no specification is made, this proxy will be voted in favor of the proposals and in the discretion of the above named proxy as to any other matter that may have properly come before the Annual Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL(S):	FOR	AGAINST	ABSTAIN
1	To elect each of Keith M. Schappert and Andrea N. Mullins as a Class II Trustee of the Board of Trustees of the Fund.

	1.1 Keith M. Schappert	○	○	○

	1.2 Andrea N. Mullins	○	○	○

3	To approve an amendment to the Fund's Declaration of Trust to lower the threshold for the Shareholders to remove a Trustee for “Cause” as defined in the Declaration of Trust from 75% to 66.67% and lower the threshold for Trustees to remove a Trustee of the Fund for “Cause” from 75% to 66.67%.	○	○	○

4	To approve adjournments of the Annual Shareholder Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Shareholder Meeting to approve the proposals or establish quorum.	○	○	○

5	To ratify the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027.	○	○	○

6	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Your vote is important. If you are unable to attend the Annual Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.

THANK YOU FOR VOTING